EMPOWER ANNUITY INSURANCE COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Empower Retirement Security Annuity

Supplement to Prospectus Dated May 1, 2023

Supplement dated October 4, 2023

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by Empower Annuity Insurance Company. If you would like another copy of the current Prospectus, please call 1-877-778-2100.

PROSPECTUS CHANGE

In “SECTION 5: WHAT ARE THE EXPENSES ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY?” the fourth paragraph under “BASE CONTRACT EXPENSE” is hereby replaced with the following paragraph:

The charge for the optional IncomeFlex Select Spousal Benefit is in addition to the charge for the base IncomeFlex Select Benefit. We impose a current annual charge of 0.95% for the base IncomeFlex Select Benefit, which we have the right to increase up to 1.45%, but we have no current intention to do so. If you elect the optional IncomeFlex Select Spousal Benefit, then we impose an additional current annual charge of 0.50%, resulting in the current total annual charge of 1.45%. We have the right to increase the optional IncomeFlex Select Spousal Benefit charge up to 0.60%, but we have no current intention to do so. We will give you written notice before increasing these charges. Any increase in these IncomeFlex charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Step-Up-Increase Of Annual Guaranteed Withdrawal Amount” in Section 3, “What Are The Benefits Available Under The Contract?”

PLEASE RETAIN THIS SUPPLEMENT WITH OUR PROSPECTUS

2023-PROSUPP-4-ERSA